EXECUTION COPY


        AMENDMENT AND WAIVER NO. 1 TO AMENDED AND RESTATED CREDIT
                        AND GUARANTY AGREEMENT


  THIS AMENDMENT AND WAIVER NO. 1 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of April 30, 1996 (this "Amendment Agreement"), among E-Z SERVE CONVENIENCE STORES, INC., a Delaware corporation (the "Borrower"), E-Z SERVE CORPORATION, a Delaware corporation (the "Parent"), the Lenders (as defined below) and SOCIETE GENERALE ("SG"), as agent (in such capacity, the "Agent") for the Lenders,



                         W I T N E S S E T H:
                           - - - - - - - - - -

  WHEREAS, the Borrow, the Parent, the various financial institutions parties thereto (collectively, the "Lenders") and the Agent have heretofore entered into a certain Amended and Restated Credit and Guaranty Agreement (amending and restating the Credit and Guaranty Agreement, dated as of January 17,
1995), dated as of October 2, 1995 (the "Existing Credit Agreement" and, as amended by the Limited Waiver Letter to Amended and Restated Credit and Guaranty Agreement, dated April 11, 1996, and together with this Amendment Agreement, the "Credit Agreement"); and

  WHEREAS, the Borrower and the Guarantor desire to, among other things, modify certain financial covenants and obtain a limited waiver in connection with the foregoing from the Required Lenders, as more fully set forth herein; and

  WHEREAS, the Lenders are willing to consent to such amendments and limited waiver, but only upon the terms and conditions set forth below (including
Article III);

  NOW, THEREFORE, the parties hereto hereby agree as follows:



                               ARTICLE I
                               DEFINITIONS

  Unless otherwise defined or the context otherwise requires, terms used in this Amendment Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.



                              ARTICLE II
        AMENDMENTS AND LIMITED WAIVER TO CERTAIN PROVISIONS OF
                         THE CREDIT AGREEMENT


     Effective on (and subject to the occurrence of) the Effective Date (as defined in Section 3.1), certain terms and provisions of the Existing Credit Agreement are hereby waived, modified and amended in accordance with this
Article II. Except as so waived, modified and amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

     SECTION 2.1  Limited Waiver of Clause (e) of Section 3.1.2 of the
                  ----------------------------------------------------
                  Existing Credit Agreement.
                  --------------------------

Compliance by the Borrower and the Parent with clause (e) of Section 3.1.2 of the Existing Credit Agreement is hereby waived for the month of March of the 1996 Fiscal Year (and solely for such month).


     SECTION 2.2  Clause (a) of the definition of Capital Expenditure Level.
                  ----------------------------------------------------------
The table appearing in clause (a) of the definition of Capital Expenditure Level of the Existing Credit Agreement is hereby amended by deleting the entry for the 1996 Fiscal Year thereto in its entirety and substituting the following therefor:

                        Minimum EBITDA  Minimum Fixed Charge
                         for Capital     Coverage Ratio for
            Fiscal        Expenditure    Capital Expenditure
             Year         Level I             Level I
            ------     --------------    -------------------
             "1996        $30,500,000         1.00:1.00"


     SECTION 2.3  Amendments to Section 3.2.2 of the Existing Credit
                  --------------------------------------------------
                  Agreement (Post-Default Rates).
                  -------------------------------
Section 3.2.2 of the Existing Credit Agreement is hereby amended by deleting the words "on such amounts" appearing on the fourth line of such Section and substituting the words "on all amounts payable hereunder" therefor.


     SECTION 2.4  Amendments to Section 7.1.9 of the Existing Credit
                  --------------------------------------------------
                  Agreement (Springing Liens).
                  ----------------------------
Section 7.1.9 of the Existing Credit Agreement is hereby amended in its entirety by substituting the following therefor:


          "SECTION 7.1.9  Springing Liens.
                          ----------------
     Within 60 days after (a) any judgement or order for the payment of money is rendered against the Borrower or any of its Subsidiaries or any other Obligor and an amount in excess of $1,000,000 in respect of such payment is not covered in full by insurance maintained with responsible insurance carriers, (b) the occurrence of any Event of Default,(c) the Funded Debt to EBITDA Ratio being greater than (i) with respect to the third Fiscal Quarter of the 1995 Fiscal Year, 4.50 to 1.00, (ii) with respect to the fourth Fiscal Quarter of the 1995 Fiscal year, 3.55 to 1.00, (iii) with respect to the first Fiscal Quarter of the 1997 Fiscal Year, 2.65 to 1.00, (iv) with respect to the second Fiscal Quarter of the 1997 Fiscal Year, 2.40 to 1.00, (v) with respect to the third Fiscal Quarter of 1997 Fiscal year, 2.15 to 1.00, and (vi) with respect to the fourth Fiscal Quarter of the 1997 Fiscal year and thereafter,
1.90 to 1.00, or (d) with respect to any Fiscal Quarter of the 1996 Fiscal Year, there is any Default with respect to any financial covenant contained in this Agreement (clauses (a) through (f) of Section 7.2.4), the Borrower and the Parent shall immediately notify the Agent and each Lender in writing of the occurrence of any of the foregoing events and the Borrower and the Parent shall, and shall cause each of their respective Subsidiaries to, take all steps necessary, at their own cost and expense, to (a) grant the Agent a first priority leasehold Lien on operating facilities (including renewals) and a first priority mortgage Lien on real property, fixtures, buildings and improvements thereon (including the Sunshine properties after the Merger) and
(b) obtain title insurance coverage on such property in an amount, containing such terms and exceptions and issued by an insurance company, acceptable to the Agent in the Agent's reasonable discretion (together with such favorable legal opinions with respect thereto as the Agent may reasonable request)."


     SECTION 2.5  Amendments to clause (a) of Section 7.2.4 of the Existing
                 ----------------------------------------------------------
                  Credit Agreement (Financial Condition).
                  ---------------------------------------
Clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended in its entirety by substituting the following therefor:

          "(a) the Interest Coverage Ratio, as of the last day of each Fiscal Quarter set forth below, to be less than the ratio set forth opposite such Fiscal Quarter:

                                               Minimum Interest
           Fiscal Quarter                       Coverage Ratio
      -------------------------                 --------------

     The third and fourth
       Fiscal Quarters of the
       1995 Fiscal Year                            3.00:1.00

     Each Fiscal Quarter of
       the 1996 Fiscal year                        3.00:1.00

     Each Fiscal Quarter of the
       1997 Fiscal year                            4.00:1.00

     Each Fiscal Quarter of the
       1998 Fiscal year                            5.00:1.00

     Each Fiscal Quarter of the
       1999 Fiscal year and
       thereafter                                  6.00:1.00"


     SECTION 2.6  Amendments to clause (b) of Section 7.2.4 of the Existing
                  ---------------------------------------------------------
                  Credit Agreement (Financial Condition).
                  ---------------------------------------
Clause (b) of Section 7.2.4 of the Existing Credit Agreement is hereby amended by deleting the third through sixth entries (for the 1996 Fiscal Year) of the table thereto in their entirety by substituting the following new entries therefor:

                                             Minimum Fixed Charge
              Fiscal Quarter                    Coverage Ratio
        --------------------------           --------------------

     "The first Fiscal Quarter
      of the 1996 Fiscal Year                       .60:1.00

     The second Fiscal Quarter
      of the 1996 Fiscal Year                       .60:1.00

     The third Fiscal Quarter
      of the 1996 Fiscal Year                       .80:1.00

     The fourth Fiscal Quarter
      of the 1996 Fiscal Year                      1.00:1.00"


     SECTION 2.7   Amendments to clause (d) of Section 7.2.4 of the Existing
                   ---------------------------------------------------------
                   Credit Agreement (Financial Condition).
                   ---------------------------------------
Clause (d) of Section 7.2.4 of the Existing Credit Agreement is hereby amended in its entirety by substituting the following therefor:

     "(d) the Funded Debt to EBITDA Ratio, as of the last day of each Fiscal Quarter set forth below, to be greater than the ratio set forth opposite such Fiscal Quarter:

                                      Maximum Funded Debt
              Fiscal Quarter             to EBITDA Ratio
        --------------------------       ---------------

     The Third Fiscal Quarter
       of the 1995 Fiscal Year             4.75:1.00

     The Fourth Fiscal Quarter
       of the 1995 Fiscal Year             3.75:1.00

     The First Fiscal Quarter
       of the 1996 Fiscal Year             3.55:1.00

     The Second Fiscal Quarter
       of the 1996 Fiscal Year             3.70:1.00

     The Third Fiscal Quarter
       of the 1996 Fiscal Year             3.35:1.00

     The Fourth Fiscal Quarter
       of the 1996 Fiscal Year             3.25:1.00

     The First Fiscal Quarter
       of the 1997 Fiscal Year             2.75:1.00

     The Second Fiscal Quarter
       of the 1997 Fiscal Year             2.50:1.00

     The Third Fiscal Quarter
       of the 1997 Fiscal Year             2.25:1.00

                                      Maximum Funded Debt
              Fiscal Quarter             to EBITDA Ratio
        --------------------------       ---------------

     The Fourth Fiscal Quarter
       of the 1997 Fiscal Year             2.00:1.00

     Each Fiscal Quarter of the
       1998 Fiscal Year and                2.00:1.00
       thereafter".



     SECTION 2.8  Amendments to Section 7.2.7 of the Existing Credit
                  --------------------------------------------------
                  Agreement (Capital Expenditures).
                  ---------------------------------
The entry for the 1996 Fiscal Year appearing in the table in clause (a) of
Section 7.2.7 of the Existing Credit Agreement is hereby amended by substituting the following therefor:

                  Capital       Capital       Capital       Capital
        Fiscal    Expenditure   Expenditure   Expenditure   Expenditure
         Year     Level I       Level II      Level III     Level IV
        ------   -----------   ------------  -----------   ------------

        "1996    $11,400,000    $11,400,000  $11,400,000    $11,400,000"


     SECTION 2.9 Amendments to Schedule III of the Existing Credit Agreement
                 -----------------------------------------------------------
                 (Capital Expenditure Levels II and III).
                 ----------------------------------------
Schedule III of the Existing Credit Agreement is hereby amended by deleting the entry in the table thereto for the 1996 Fiscal Year and substituting the following therefor:

                                          Minimum Fixed        Capital
                                             Charge          Expenditure
             Fiscal Year  Minimum EBITDA  Coverage Ratio       Level
             -----------  --------------  --------------     -----------

               "1996        $27,400,000     1.00:1.00               II

                1996        $24,400,000     1.00:1.00              III"



                               ARTICLE III
                         CONDITIONS PRECEDENT


     SECTION 3.1  Conditions to Effectiveness of Article II.
                  ------------------------------------------
The amendments and limited waiver set forth in Article II shall become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article III (the "Effective Date").

     SECTION 3.2  Amendment Fee and Expenses.
                  ---------------------------
The Borrower shall have paid to the Agent, for the pro rata account of each Lender in accordance with their respective Commitment Amounts, a non-refundable amendment fee in the amount of $257,500.


     SECTION 3.3  Opinion of Counsel.
                  -------------------
The Agent and the Lenders shall have received a legal opinion, dated the Effective Date, in form and substance satisfactory to the Agent from Bracewell & Patterson, L.L.P., as to such matters as the Agent may reasonably request.


     SECTION 3.4  Execution of Counterparts.
                  --------------------------
The Agent shall have received counterparts of this Amendment Agreement duly executed by the Borrower, the Parent, the Agent and the Required Lenders, and duly acknowledged by Petroleum, each of which counterparts shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


     SECTION 3.5  Representations and Warranties.
                  -------------------------------
The Agent shall have received a certificate executed by the chief financial Authorized Officer of each of the Parent and the Borrower certifying that the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the applicable Effective Date, and that no Default or Event of Default has occurred and is continuing.


     SECTION 3.6   Satisfactory Legal Form.
                   ------------------------
All documents executed or submitted pursuant hereto by or on behalf of the Borrower, the Parent or any other Obligor shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.



                              ARTICLE IV
               REPRESENTATION; WARRANTIES AND COVENANTS

     In order to induce the Lenders and the Agent to enter into this Amendment Agreement, the Borrower and the Parent jointly and severally represent and warrant unto the Agent, each Issuer and each Lender as set forth in this Article IV.


     SECTION 4.1  Compliance With Warranties.
                  ---------------------------
The representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document delivered in connection herewith or therewith are true and correct in all material respects with the same effect as if made on and as of the Effective Date (unless stated to relate solely to an earlier date).

     SECTION 4.2  Due Authorization, Non-Contravention, etc.
                  ------------------------------------------
The execution, delivery and performance by each of the Borrower, Petroleum and the Parent of this Amendment Agreement and each Loan Document to be executed by it in connection with the terms and conditions hereof, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or the Parent's Organic Documents, (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or the Parent or
(iii) result in, or require the creation or imposition of, any Lien (except as contemplated in or created by the Loan Documents).

     SECTION 4.3  Validity, etc.
                  --------------
This Amendment Agreement has each been duly executed and delivered and are, and each other Loan Document to be executed and delivered by the Borrower, Petroleum or the Parent, as the case may be, will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower and the Parent, as the case may be, enforceable in accordance with their respective terms; subject in each case to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). Each of such Loan Documents which purports to create a security interest creates a valid first priority security interest in the Collateral subject thereto, subject only to Liens permitted by Section 7.2.3., securing the payment of the Obligations.


     SECTION 4.4  No Material Adverse Change.
                  ---------------------------
There has been no event or occurrence, nor has any fact or state of facts existed, which could reasonably be expected to have a material adverse change in the financial condition, operations, assets, business, properties, revenues or prospects of the Parent and its Subsidiaries or the Borrower and its Subsidiaries, taken as a whole.


     SECTION 4.5  Compliance With Credit Agreement.
                  ---------------------------------
As of the execution and delivery of this Amendment Agreement and as of the Effective Date, each of the Borrower, the Parent and each other Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it, and no Default has occurred and is continuing.



                               ARTICLE V
                       MISCELLANEOUS PROVISIONS


     SECTION 5.1  Ratification of Existing Credit Agreement.
                  ------------------------------------------
The Existing Credit Agreement, as expressly amended by the terms hereof, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver of any right, power or privilege of the Agent and the Lenders nor shall the entering into of this Amendment Agreement preclude the Lenders from refusing to enter into any further or future amendments. This Amendment Agreement shall be deemed to be a "Loan Document" for all purposes of the Credit Agreement and all other Loan Documents.


     SECTION 5.2  Consent and Acknowledgment of Guarantors, etc.
                  ----------------------------------------------
By their signatures below, each of the Parent and Petroleum, each in their capacity as a guarantor and (where applicable) as a grantor of collateral security under a Loan Document, hereby acknowledge, consent and agree to this Amendment Agreement and hereby ratify and confirm their respective obligations under each guaranty and Loan Document executed and delivered by it in all respects.


     SECTION 5.3  Existing Credit Agreement, Referenced, etc.
                  -------------------------------------------
All references to the Existing Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Existing Credit Agreement as modified hereby. As used in the Existing Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the applicable Effective Date, the Existing Credit Agreement as modified by this Amendment Agreement.


     SECTION 5.4  Expenses.
                  ---------
The Borrower and the parent jointly and severally agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment Agreement and related documents, including, without limitation, the reasonable fees and other charges of Mayer, Brown & Platt, counsel for the Agent.


     SECTION 5.5  Headings.
                  ---------
The various headings of this Amendment Agreement are inserted for convenience only and shall not affect the meanings or interpretation of this Amendment Agreement or any provisions hereof.


     SECTION 5.6  Governing Law; Entire Agreement.
                  --------------------------------
THIS AMENDMENT AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto. This Amendment Agreement and the provisions contained herein may be modified only by an instrument in writing executed by the Borrower, the Agent and the Required Lenders.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

               E-Z SERVE CONVENIENCE STORES, INC.,
                  as the Borrower




               By:    /s/John T. Miller
                    -------------------------
                    Title: Senior Vice President

               E-Z SERVE CORPORATION,
                as the Guarantor/Parent



               By:    /s/John T. Miller
                    --------------------------
                    Title: Senior Vice President

               SOCIETE GENERALE,
                as the Agent



               By: /s/Catherine A. Scaillier-Loiseau
                    --------------------------------
                    Title: Vice President

                              LENDERS:
                            ------------


               SOCIETE GENERALE


               By:  /s/Catherine A. Scaillier-Louiseau
                   -----------------------------------
                    Title: Vice President

               BANK OF AMERICA TEXAS, N.A.


               By:   /s/Kim A. Ruth
                   -----------------------
                   Title: Vice President

               PREMIER BANK, N.A.


               By:  /s/Lynn Richard
                   ------------------------
                   Title: Vice President

               AMSOUTH BANK OF ALABAMA


               By:  /s/Samuel M. Tortorici
                   ------------------------
                   Title:

               HELLER FINANCIAL, INC.


               By:  /s/Ray Trotta
                   ------------------------
                   Title: Managing Director

               THE FIRST NATIONAL BANK OF BOSTON


               By:  /s/H. Louis Bailey
                   -------------------------
                   Title: Vice President


ACKNOWLEDGED, CONFIRMED
AND AGREED TO WITH RESPECT
TO SECTION 5.2:
   -----------
E-Z SERVE PETROLEUM MARKETING, INC.


By:   /s/John T. Miller
    -----------------------
    Title: Senior Vice President